Exhibit 99(c)
Amendment No. 3 to GM-Delphi Agreement
          Amendment No. 3, dated as of January 30, 2009 (this “Amendment”), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a “Case” and collectively, the “Cases”), and GENERAL MOTORS CORPORATION (“GM”).
RECITALS:
          WHEREAS, the Borrower, the Guarantors and GM have previously entered into that certain agreement, dated as of May 9, 2008 and as amended by that certain Amendment No. 1 effective as of October 6, 2008, and as further amended by that certain Amendment No. 2 effective as of December 12, 2008 (as such may be further amended or otherwise modified, the “GM-Delphi Agreement”);
          WHEREAS, Delphi is seeking certain accommodations from the DIP Lenders; and
          WHEREAS, the Borrower, the Guarantors and GM wish to enter into this Amendment to amend the GM-Delphi Agreement as set forth herein.
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the GM-Delphi Agreement.
     2. Amendments. Subject to the terms and conditions set forth herein, effective as of the Effective Date (as defined below), the GM-Delphi Agreement is hereby amended as set forth below:
          (a) Section 1.01 is hereby amended as follows:
          (i) The definition of “Accommodation Agreement” is hereby amended and restated in its entirety to read as follows:
“Accommodation Agreement” shall mean that certain Accommodation Agreement, dated as of December 12, 2008, among the Borrower, the Guarantors hereunder, the DIP Lenders and JPMorgan Chase Bank, N.A., as administrative agent for the DIP Lenders, as amended by the Accommodation Agreement First Amendment, and as such agreement may be further amended or otherwise modified from time to time; provided that, in the event such agreement is amended or otherwise modified in a manner adverse to GM, the definitions and other references to the Accommodation Agreement herein shall be deemed references to such agreement without giving effect to any such amendment or modification.

          (ii) The definition of “Accommodation Agreement First Amendment” is hereby added in alphabetical order to Section 1.01 to read as follows:
“Accommodation Agreement First Amendment” shall mean the First Amendment to the Accommodation Agreement, dated as of January 30, 2009.
          (iii) The definition of “GM-Delphi Pull-Forward Agreement” is hereby added in alphabetical order to Section 1.01 to read as follows:
          (iv) “GM-Delphi Pull-Forward Agreement” shall mean the Partial Temporary Accelerated Payment Agreement, dated as of December 12, 2008, by and between the Borrower, on behalf of itself and its subsidiaries and Affiliates operating as debtors and debtors in possession in the Chapter 11 Cases, and GM, as amended by the GM-Delphi Pull Forward Agreement First Amendment.
          (v) The definition of “GM-Delphi Pull-Forward Agreement First Amendment” is hereby added in alphabetical order to Section 1.01 to read as follows:
“GM-Delphi Pull-Forward Agreement First Amendment” shall mean the First Amendment to the GM-Delphi Pull-Forward Agreement, dated as of January 30, 2009.
          (vi) The definition of “Minimum Liquidity Amount” is hereby added in alphabetical order to Section 1.01 to read as follows:
“Minimum Liquidity Amount” shall have the meaning set forth in the Accommodation Agreement.
          (b) The definition of “Specified Availability” is hereby amended and restated in its entirety to read as follows:
“Specified Availability” shall mean, on any date of determination, with respect to (a) Tranche A Loans, the amount by which the Tranche A Available Funds is less than $500,000,000 on such date and (b) Tranche B Loans, (i) the amount projected by the Borrower on such date to be the net use of cash by the Borrower and the Guarantors for the period commencing on such date through the next Monday or Thursday, as the case may be, plus (ii) (x) $25,000,000 or (y) $50,000,000 at any time when the Minimum Liquidity Amount is equal to $50,000,000 minus (iii) the Tranche B Available Funds as of the close of business on the Business Day immediately preceding the date of such determination.
          (c) Section 2.09(b) is hereby modified by deleting the reference to “$25,000,000” and replacing it with “(i) $25,000,000 or (ii) $50,000,000 at any time when the Minimum Liquidity Amount is equal to $50,000,000”
     3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the first date on which each of the following conditions precedent are satisfied (or otherwise waived by GM in its sole discretion) on or prior to February 2, 2008 (the “Effective Date”):
          (a) Execution of Amendment. This Amendment shall have been executed by the Borrower and each of the Guarantors.

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          (b) Documents and Certificates. GM shall have received such documents and certificates as GM or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each of the Guarantors, the authorization of the transactions under this Amendment and any other legal matters relating to the Borrower and each of the Guarantors, this Amendment or the transactions contemplated hereunder, all in form and substance reasonably satisfactory to GM and its counsel.
          (c) Other Amendments. The Accommodation Agreement First Amendment and the GM-Delphi Pull Forward Agreement First Amendment, each in form and substance satisfactory to GM, shall have become effective pursuant to their respective terms.
          (d) No Default. (i) No Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing under the GM-Delphi Agreement and (ii) no Automatic Accommodation Termination Default and no Accommodation Default, and no event which upon notice or lapse of time or both would constitute an Automatic Accommodation Termination Default or an Accommodation Default (in each case, after giving effect to the Accommodation Agreement First Amendment), shall have occurred and be continuing under the Accommodation Agreement, in each case, unless such event has been waived or amended by the DIP Lenders and (iii) no amendments or other modifications to the DIP Credit Agreement with the effect of reducing the aggregate commitments or amounts available thereunder (except in accordance with the terms of the Accommodation Agreement) shall have become effective.
          (e) Fees and Expenses. GM shall have received the payment by the Borrower of all fees and expenses referred to herein and in the GM-Delphi Agreement.
     4. Condition Subsequent. This Amendment shall automatically be null and void and of no further force and effect on the date (the “Termination Date”) that is 28 days (as computed pursuant to Rule 9006(a) of the Federal Rules of Bankruptcy Procedure) following the Effective Date, unless the Bankruptcy Court shall have entered, prior to such date, one or more orders reasonably satisfactory in form and substance to GM authorizing (A) this Amendment (it being understood and agreed by the parties hereto that such approval is not required for this Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt), (B) the Accommodation Agreement First Amendment (the Borrower hereby representing that it is understood and agreed between the Administrative Agent and the Borrower that such approval is not required for the Accommodation Agreement First Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt), (C) the GM-Delphi Pull-Forward Agreement First Amendment (it being understood and agreed by the parties hereto that such approval is not required for the GM-Delphi Pull-Forward Agreement First Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt) and (D) the payment by the Borrower of all fees and expenses referred to herein or in the GM-Delphi Agreement, and such order or orders shall not have been reversed or vacated, and shall not be stayed (other than contemplated by Rule 6004(h) of the Federal Rules of Bankruptcy Procedure) on such day.
     5. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to GM, on and as of the date hereof, both prior to and after giving effect to this Amendment, (i) the Borrower and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and each Guarantor, respectively, and (iii) this Amendment is the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

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     6. Continuing Effect; Guaranties.
          (a) Except as expressly set forth in this Amendment, all of the terms and provisions of the GM-Delphi Agreement are and shall remain in full force and effect and the Borrower and each Guarantor shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the GM-Delphi Agreement specified herein and shall not constitute an amendment of, or an indication of GM’s willingness to amend or waive, any other provisions of the GM-Delphi Agreement or the same sections for any other date or purpose.
          (b) The Borrower and each Guarantor hereby consents to this Amendment, including all increases in commitments and extensions of additional credit pursuant hereto and the execution, delivery and performance of the other documents (if any) to be executed in connection herewith. The Borrower and each Guarantor hereby acknowledges and agrees that all of its obligations, including all Guaranties granted to GM under the GM-Delphi Agreement, are reaffirmed and that such Guaranties shall continue in full force and effect on and after Effective Date to secure and support the Obligations of the Borrower and the Guarantors.
     7. Expenses. The Borrower and each Guarantor jointly and severally agree to pay and reimburse GM for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to GM.
     8. Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.
     9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     10. Integration. This Amendment, together with the GM-Delphi Agreement, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     12. Waiver of Jury Trial. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment and the GM-Delphi Agreement.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties have entered into this Amendment No. 3 as of the date first above written.

BORROWER DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer
[Signature Page to Amendment No. 3]

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 3]

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

[Signature Page to Amendment No. 3]

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 3]

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to Amendment No. 3]

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to Amendment No. 3]

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 3]

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer
[Signature Page to Amendment No. 3]

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer
[Signature Page to Amendment No. 3]

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer
[Signature Page to Amendment No. 3]

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ Thomas N. Twomey
	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property
[Signature Page to Amendment No. 3]

DREAL, INC., a Delaware corporation
By:	/s/ John Jaffurs
	Name:	John Jaffurs
	Title:	President
[Signature Page to Amendment No. 3]

LENDER GENERAL MOTORS CORPORATION
By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Treasurer
[Signature Page to Amendment No. 3]